EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arno Therapeutics, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(1) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period September 30, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2016

/s/ Alexander A. Zukiwski
Name: Alexander A. Zukiwski
Title: Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)